Information current at December 31, 2006


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Company                                                       Jurisdiction of
                                                                  Incorporation
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Scottish Re Group Limited                                    Cayman Islands
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The Scottish Annuity Company (Cayman) Ltd.                   Cayman Islands
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Scottish Annuity & Life Insurance Company (Cayman) Ltd.      Cayman Islands
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Scottish Annuity & Life Holdings (Bermuda) Limited           Bermuda
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Scottish Annuity & Life Insurance Company (Bermuda) Limited  Bermuda
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Scottish Annuity & Life International Insurance Company      Bermuda
(Bermuda) Ltd.
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Scottish Re Life (Bermuda) Limited                           Bermuda
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Scottish Holdings (Barbados) Ltd.                            Barbados
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Scottish Re (Dublin) Limited                                 Ireland
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Scottish Reinsurance Intermediaries (Canada) Inc.            Canada
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SRGL Vermogensverwaltungs GmbH                               Germany
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Scottish Re Holdings Limited                                 England / Wales
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Scottish Re Limited                                          England / Wales
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Scottish Re PCC Limited                                      Guernsey
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Tartan Holdings (U.K.) Limited                               England / Wales
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Tartan Financial (U.K.)                                      England / Wales
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World-Wide Life Assurance S.A.                               Luxembourg
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Scottish Financial (Luxembourg) S.a.r.l.                     Luxembourg
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Scottish Holdings, Inc.                                      Delaware, U.S.
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Scottish Re Capital Markets, Inc.                            Delaware, U.S.
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Scottish Re (U.S.), Inc.                                     Delaware, U.S.
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Scottish Re Life Corporation                                 Delaware, U.S.
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Scottish Solutions LLC                                       North Carolina,
                                                             U.S.
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Orkney Holdings, LLC                                         Delaware, U.S.
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Orkney Re, Inc.                                              South Carolina,
                                                             U.S.
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